                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 1, 2000

                                 S1 CORPORATION
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             (Exact name of registrant as specified in its charter)


                  DELAWARE                                   000-24931                              58-2395199
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        (State or other jurisdiction                        (Commission                           (IRS Employer
             of incorporation)                              File Number)                       Identification No.)

          3390 PEACHTREE ROAD, NE, SUITE 1700, ATLANTA, GEORGIA 30326
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (404) 812-6200
                                                           --------------

                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On August 1, 2000, S1 Corporation ("S1") issued a press release describing its results of operations for the second quarter of 2000. That press release is filed as Exhibit 99.1 to this report. Also on August 1, 2000, S1 held an analyst conference call during which S1 discussed its second quarter results and presented certain other material relating to S1 and its operations. That material is filed as Exhibit 99.2 to this report. Rebroadcasts of the conference call are available over the Internet at VCall and Yahoo Finance. To listen to a rebroadcast of the conference call, go to VCall: http://www.vcall.com/NASApp/VCall/ConsoleFrameset?ID=3341; or Yahoo Finance: http://webevents.broadcast.com/financecalls/event/index.asp?EarningsID=1276.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Not applicable.



(b)  Not applicable.



(c)  Exhibits.


     Exhibit
     No.          Description
     ----         -----------
     99.1         Press release, dated August 1, 2000.

     99.2         Materials presented during analyst conference call held
                  August 1, 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    S1 CORPORATION
                                    --------------
                                    (Registrant)

                                    /s/ Robert F. Stockwell
                                    -----------------------------------
                                    Robert F. Stockwell
                                    Chief Financial Officer

Date: August 7, 2000




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                                 EXHIBIT INDEX

         Exhibit
         No.               Description
         -------           -----------
         99.1              Press release, dated August 1, 2000.

         99.2 Materials presented during analyst conference call held August 1, 2000.